UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 25, 2005

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     001-31256                  52-2103926
(State or other jurisdiction    (Commission file number)      ( I.R.S. employer
      of incorporation)                                      identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                   60010
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the
                Exchange Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 25, 2005, the Compensation Committee of the Board of Directors of Clark, Inc. (the "Company") approved a grant of 60,000 stock options to Tom Wamberg, Chairman and Chief Executive Officer, and a grant of 50,000 stock options to Thomas D. Pyra, Chief Operating Officer, pursuant to the Company's 2003 Stock Option Plan. The stock options for both Messrs. Wamberg and Pyra vested on the date of grant and the exercise price of the stock options is $15.51, which is equal to the closing price of the Company's common stock on the New York Stock Exchange on January 25, 2005 of $14.10 plus 10%. A portion of each grant of stock options for Messrs. Wamberg and Pyra may be deemed an incentive stock option and a non-qualified stock option. A form of non-qualified stock option agreement and incentive stock option agreement are attached as
Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 and are incorporated herein by reference.

         The Company will provide additional information regarding the compensation of its executive officers in its proxy statement for the 2005 Annual Meeting of Stockholders, which will be filed with the Securities and Exchange Commission in March 2005.

ITEM 8.01  OTHER EVENTS.

         On January 26, 2005, the Company issued a press release announcing that its Board of Directors has authorized the Company to pay a dividend to all stockholders of record as of March 1, 2005 and payable on April 1, 2005. The Board of Directors also authorized the Company to expand its existing stock repurchase program to a total of $15 million of the Company's outstanding common stock, from the previously authorized level of $10 million. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits

               Exhibit Number              Description
               --------------              -----------

               10.1 Form of Non-Qualified Stock Option Agreement - 2002 Stock Option Plan.

               10.2 Form of Non-Qualified Stock Option Agreement - 2003 Stock Option Plan.

               10.3 Form of Incentive Stock Option Agreement - 2003 Stock Option Plan.

               99.1                        Press release dated January 26, 2005.


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

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CLARK, INC.


Date:  January 31, 2005                         By:/s/ Jeffrey W. Lemajeur
                                                   -----------------------------
                                                   Jeffrey W. Lemajeur
                                                   Chief Financial Officer


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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 10.1       Form of Non-Qualified Stock Option Agreement - 2002 Stock Option
            Plan.

 10.2       Form of Non-Qualified Stock Option Agreement - 2003 Stock Option
            Plan.

 10.3       Form of Incentive Stock Option Agreement - 2003 Stock Option Plan.

 99.1       Press release dated January 26, 2005.


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